SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                          July 15, 1997 (July 15, 1997)
               (Date of Report (date of earliest event reported))


                                HFS Incorporated
             (Exact name of Registrant as specified in its charter)


           Delaware                         1-11402                   22-3059335
(State or other jurisdiction         (Commission File No.)      (I.R.S. Employer
of incorporation or organization)                         Identification Number)

           6 Sylvan Way
     Parsippany, New Jersey                                              07054
(Address of principal executive office)                              (Zip Code)





                                 (201) 428-9700
              (Registrant's telephone number, including area code)



                                      None
       (Former name, former address and former fiscal year, if applicable)

Item 5.        Other Events

This Current Report on Form 8-K includes the financial statements and management's discussion and analysis of financial condition and results of operations of HFS Incorporated (the "Company") and gives retroactive effect to the acquisition by merger of PHH Corporation with and into the Company which has been accounted for as a pooling of interests.

Item 7.        Exhibits

Exhibit
   No.         Description

11             Computation of per share earnings

23.1           Consent of Deloitte & Touche LLP

23.2           Consent of KPMG Peat Marwick LLP

27             Financial data schedule

99.1 Management's discussion and analysis of financial condition and results of operations of HFS Incorporated.

99.2 The financial statements of HFS Incorporated as restated to give effect to the acquisition by merger of PHH Corporation which has been accounted for as a pooling of interests.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HFS INCORPORATED


                                    By:  /s/     Scott E. Forbes
                                           Scott E. Forbes
                                           Senior Vice President
                                           and Chief Accounting Officer


Date: July 15, 1997

                                HFS INCORPORATED
                          CURRENT REPORT ON FORM 8-K/A
                   Report Dated July 15, 1997 (July 15, 1997)


                                  EXHIBIT INDEX


Exhibit No.       Description                                           Page No.

11                Computation of per share earnings

23.1              Consent of Deloitte & Touche LLP

23.2              Consent of KPMG Peat Marwick LLP

27                Financial data schedule

99.1 Management's discussion and analysis of financial condition and results of operations of HFS Incorporated.

99.2 The financial statements of HFS Incorporated as restated to give effect to the acquisition by merger of PHH Corporation which has been accounted for as a pooling of interests.